TRADE AND OTHER RECEIVABLES (CURRENT)	12 Months Ended
Jun. 30, 2018
TRADE AND OTHER RECEIVABLES (CURRENT)
TRADE AND OTHER RECEIVABLES (CURRENT)

Consolidated

2018	2017
$	$

12.TRADE AND OTHER RECEIVABLES (CURRENT)

Trade receivables	10,503	200,837
Less: provision for doubtful debts	—	—

Net trade receivables	10,503	200,837
Other receivables	290,880	225,435

Total net current trade and other receivables	301,383	426,272

Note: Trade and other receivables for the Group include amounts due in US dollars of USD 7,114 (2017: USD 153,829).

Refer Note 28 for details of aging, interest rate and credit risks applicable to trade and other receivables for which, due to their short-term nature, their carrying value approximates their fair value.